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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                       DATE OF REPORT - September 8, 2003
                        (Date of Earliest Event Reported)

                        ARMSTRONG WORLD INDUSTRIES, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                           Commission File No. 1-2116

                       Pennsylvania                           23-0366390
                       ------------                           ----------
                 (State of Incorporation)                  (I.R.S. Employer
                                                         Identification No.)

            2500 Columbia Avenue, Lancaster, PA                 17603
            -----------------------------------                 -----
                   (Address of principal                       Zip Code
                    executive offices)

       Registrant's telephone number, including area code: (717) 397-0611


                            ARMSTRONG HOLDINGS, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                          Commission File No. 333-32530

                    Pennsylvania                              23-3033414
              (State of Incorporation)                     (I.R.S. Employer
                                                         Identification No.)

         2500 Columbia Avenue, Lancaster, PA                    17603
                (Address of principal                          Zip Code
                 executive offices)

       Registrant's telephone number, including area code: (717) 397-0611

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ITEM 5.         OTHER EVENTS AND REQUIRED REGULATION FD DISCLOSURE.

           On September 5, 2003, Armstrong World Industries, Inc. ("AWI"), the operating subsidiary of Armstrong Holdings, Inc. ("Holdings"), filed with the U.S. Bankruptcy Court for the District of Delaware (the "Court") certain exhibits to its Fourth Amended Plan of Reorganization. AWI filed its plan of reorganization and a proposed Disclosure Statement with respect to such plan on May 23, 2003. A copy of the Fourth Amended Plan of Reorganization and a copy of the Disclosure Statement with respect to the Fourth Amended Plan of Reorganization, each as filed with the Court, and a copy of the press release issued by AWI with respect to this development were filed with the U.S. Securities and Exchange Commission as Exhibits 99.1, 99.2 and 99.3, respectively, to AWI's Current Report on Form 8-K dated May 23, 2003.

           The exhibits to the plan filed with the court by AWI include: (i) the form of the articles of incorporation and bylaws for AWI as it will be reorganized under the plan, (ii) the form of stockholder and registration rights agreement which AWI will enter into with the trust for the benefit of asbestos personal injury claimants which will be established under the plan and will become the holder of 65.57% of the common shares of AWI upon consummation of the plan, (iii) the form of warrant agreement with respect to the warrants to be issued under the plan to Holdings, (iv) the form of the indentures for the three issues of notes of reorganized AWI which may be issued under the plan, and (v) the form of the long-term incentive plan to be established for management of the reorganized company. In addition, certain other exhibits were filed, including a listing of the individuals who are expected to serve as directors of reorganized AWI upon consummation of the plan, a listing of the individuals who are expected to serve as trustees of the trust to be established under the plan and certain other material pertinent to the effectuation of the plan. Each of these matters is discussed in the Disclosure Statement. A copy of each of these exhibits is attached hereto as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6, 99.7, 99.8,
99.9, 99.10, 99.11, 99.12 and 99.13, respectively, and are incorporated by reference herein.

           As previously disclosed, the Court approved the Disclosure Statement with respect to the Fourth Amended Plan of Reorganization on June 2, 2003. On June 20, 2003, AWI began circulating the Disclosure Statement to AWI's creditors to solicit their votes on whether to approve the Fourth Amended Plan of Reorganization. On August 29, 2003, the Court approved an extension until 5:00 p.m. (Delaware time) on Friday, October 17, 2003 of the deadline for creditors of and claimants against AWI who are entitled to vote on AWI's proposed plan of reorganization to vote thereon. The voting deadline was previously September 22, 2003. A hearing on confirmation of AWI's proposed plan of reorganization is scheduled for November 17, 2003. The deadline for parties in interest to object to the plan was not extended and remains 4:00 p.m. (Delaware time) on Monday, September 22, 2003. If the plan is confirmed at or about the time of the scheduled hearing, AWI currently expects that the plan will become effective at or about the end of 2003.



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ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)        Financial Statements

           Not applicable.

(b)        Pro Forma Financial Information

           Not applicable

(c) Exhibits.

       Exhibit No.                    Description
       -----------                    -----------

           99.1 Form of Amended and Restated Articles of Incorporation of Armstrong World Industries, Inc., as filed with the U.S. Bankruptcy Court for the District of Delaware on September 5, 2003

           99.2 Form of Amended and Restated By-Laws of Armstrong World Industries, Inc., as filed with the U.S. Bankruptcy Court for the District of Delaware on September 5, 2003

           99.3 Form of Asbestos PI Trust Agreement of Armstrong World Industries, Inc., as filed with the U.S. Bankruptcy Court for the District of Delaware on September 5, 2003

           99.4 Claims Settlement Guidelines of Armstrong World Industries, Inc., as filed with the U.S. Bankruptcy Court for the District of Delaware on September 5, 2003

           99.5 Form of the New Long-Term Incentive Plan of Armstrong World Industries, Inc., as filed with the U.S. Bankruptcy Court for the District of Delaware on September 5, 2003

           99.6 Form of Warrant Agreement between Armstrong World Industries, Inc. and a warrant agent, as filed with the U.S. Bankruptcy Court for the District of Delaware on September 5, 2003

           99.7 Form of Plan Notes Indenture for Senior Notes due 2010 between Armstrong World Industries, Inc. and a trustee, as filed with the U.S. Bankruptcy Court for the District of Delaware on September 5, 2003

           99.8 Form of Plan Notes Indenture for Senior Notes due 2013 between Armstrong World Industries, Inc. and a trustee, as filed with the U.S. Bankruptcy Court for the District of Delaware on September 5, 2003

           99.9 Form of Stockholder and Registration Rights Agreement between Armstrong World Industries, Inc. and Armstrong World Industries, Inc. Asbestos Personal Injury Settlement Trust, as filed with the U.S. Bankruptcy Court for the District of Delaware on September 5, 2003

           99.10 Individuals Appointed as Asbestos PI Trustees, as filed with the U.S. Bankruptcy Court for the District of Delaware on September 5, 2003

           99.11 Individuals identified as the initial members of Board of Directors of Reorganized Armstrong World Industries, Inc., as filed with the U.S. Bankruptcy Court for the District of Delaware on September 5, 2003

           99.12 Identity of Persons Entering into Management Agreements with Armstrong World Industries, Inc., as filed with the U.S. Bankruptcy Court for the District of Delaware on September 5, 2003 - None.

           99.13 Form of Management Agreement of Armstrong World Industries, Inc., as filed with the U.S. Bankruptcy Court for the District of Delaware on September 5, 2003 - None.



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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ARMSTRONG WORLD INDUSTRIES, INC.



                                       By:   /s/ Walter T. Gangl
                                            ------------------------------------
                                            Name:  Walter T. Gangl
                                            Title: Assistant Secretary


                                       ARMSTRONG HOLDINGS, INC.



                                       By:  /s/ Walter T. Gangl
                                           -------------------------------------
                                           Name:  Walter T. Gangl
                                           Title: Deputy General Counsel
                                                  and Assistant Secretary



Dated:  September 5, 2003




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
                                  EXHIBIT INDEX


       Exhibit No.                    Description
       -----------                    -----------

           99.1 Form of Amended and Restated Articles of Incorporation of Armstrong World Industries, Inc., as filed with the U.S. Bankruptcy Court for the District of Delaware on September 5, 2003

           99.2 Form of Amended and Restated By-Laws of Armstrong World Industries, Inc., as filed with the U.S. Bankruptcy Court for the District of Delaware on September 5, 2003

           99.3 Form of Asbestos PI Trust Agreement of Armstrong World Industries, Inc., as filed with the U.S. Bankruptcy Court for the District of Delaware on September 5, 2003

           99.4 Claims Settlement Guidelines of Armstrong World Industries, Inc., as filed with the U.S. Bankruptcy Court for the District of Delaware on September 5, 2003

           99.5 Form of the New Long-Term Incentive Plan of Armstrong World Industries, Inc., as filed with the U.S. Bankruptcy Court for the District of Delaware on September 5, 2003

           99.6 Form of Warrant Agreement between Armstrong World Industries, Inc. and a warrant agent, as filed with the U.S. Bankruptcy Court for the District of Delaware on September 5, 2003

           99.7 Form of Plan Notes Indenture for Senior Notes due 2010 between Armstrong World Industries, Inc. and a trustee, as filed with the U.S. Bankruptcy Court for the District of Delaware on September 5, 2003

           99.8 Form of Plan Notes Indenture for Senior Notes due 2013 between Armstrong World Industries, Inc. and a trustee, as filed with the U.S. Bankruptcy Court for the District of Delaware on September 5, 2003

           99.9 Form of Stockholder and Registration Rights Agreement between Armstrong World Industries, Inc. and Armstrong World Industries, Inc. Asbestos Personal Injury Settlement Trust, as filed with the U.S. Bankruptcy Court for the District of Delaware on September 5, 2003

           99.10 Individuals Appointed as Asbestos PI Trustees, as filed with the U.S. Bankruptcy Court for the District of Delaware on September 5, 2003

           99.11 Individuals identified as the initial members of Board of Directors of Reorganized Armstrong World Industries, Inc., as filed with the U.S. Bankruptcy Court for the District of Delaware on September 5, 2003

           99.12 Identity of Persons Entering into Management Agreements with Armstrong World Industries, Inc., as filed with the U.S. Bankruptcy Court for the District of Delaware on September 5, 2003 - None.

           99.13 Form of Management Agreement of Armstrong World Industries, Inc., as filed with the U.S. Bankruptcy Court for the District of Delaware on September 5, 2003 - None.



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